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                                                                    Exhibit 23.2


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference of our report dated January 22, 2003, with respect to the consolidated financial statements and schedule of Roadway Corporation which report appears in the Yellow Corporation Form 8-K dated October 21, 2003, incorporated by reference herein in this Registration Statement on Form S-8 pertaining to the Roadway LLC 401(k) Stock Savings Plan.



Akron, Ohio
December 19, 2003